UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: November 5, 2014

(Date of earliest event reported)

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA, 94089

(Address of principal executive offices, including zip code)

(408) 498-6000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 5, 2014, Jeffrey N. Maggioncalda notified the Board of Directors (the “Board”) of Financial Engines, Inc. (the “Company”) of his intention to resign from his position as Chief Executive Officer (principal executive officer) and as a member of the Board, effective as of December 31, 2014.

(c), (d) and (e)

Appointment of Lawrence M. Raffone as Chief Executive Officer

On November 5, 2014, Lawrence M. Raffone, currently the Company’s President, was appointed to serve as Chief Executive Officer and President (principal executive officer) of the Company, and as a Class I director of the Board, effective as of January 1, 2015.

Mr. Raffone, age 51, has served as President of Financial Engines since November 2012 and as Executive Vice President, Distribution and Institutional Services from January 2001 to November 2012. Prior to joining Financial Engines, Mr. Raffone served as the executive vice president of Fidelity Investments Institutional Brokerage Group, a division of Fidelity Investments. Mr. Raffone received an MBA from Babson College and a bachelor’s degree in Marketing from Bryant University.

On November 5, 2014, the Compensation Committee (the “Committee”) of the Board approved certain adjustments in Mr. Raffone’s cash compensation and the grant of equity awards as set forth below under “Equity Grants and Cash Compensation.” Additional terms of Mr. Raffone’s employment, including his benefits upon a change in control of the Company, can be found in his offer letter which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

There are no arrangements or understandings between Mr. Raffone and any other person pursuant to which he was selected as an officer and there are no family relationships between Mr. Raffone and any director, executive officer or person nominated by the Company to become a director or executive officer, and there are no transactions between Mr. Raffone or any of his immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

The foregoing description of the offer letter with Mr. Raffone is qualified in its entirety by reference to the full text of Mr. Raffone’s offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Consulting Agreement with Jeffrey N. Maggioncalda

The Company entered into a consulting agreement (the “Consulting Agreement”), effective as of January 1, 2015 (the “Effective Date”), with Jeffrey N. Maggioncalda, who notified the Board of his intention to resign as the Company’s Chief Executive Officer and as a director, effective as of December 31, 2014. Pursuant to the terms of the Consulting Agreement, commencing on the Effective Date until June 30, 2015 or such earlier date that the Consulting Agreement is terminated in accordance with its terms, Mr. Maggioncalda shall provide consulting services to the Company pursuant to which he will advise on projects assigned to him by the Company’s Chief Executive Officer (not to exceed 32 hours on average per month), and will be paid $22,000 per month for such services. The Consulting Agreement may be terminated by either party with or without cause upon thirty (30) days’ prior written notice. Mr. Maggioncalda’s stock options and RSUs will continue to vest (and, if applicable, remain exercisable) during the period that he provides consulting services pursuant to the existing terms of such awards. Those unvested options and RSUs which are not scheduled to vest by June 30, 2015, and the performance stock units awarded to Mr. Maggioncalda pursuant to the Company’s 2013-2017 Long-Term Incentive Program (the “LTIP”), shall terminate upon the cessation of Mr. Maggioncalda’s employment with the Company on December 31, 2014. Mr. Maggioncalda will remain eligible for payment of a cash incentive under the 2014 Executive Cash Incentive Plan for the 2014 fiscal year, subject to his continued employment through December 31, 2014, as determined by the Committee.

The foregoing description of the Consulting Agreement with Mr. Maggioncalda is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Equity Grants and Cash Compensation

On November 5, 2014, the Committee approved the following grants of equity awards to its Named Executive Officers as set forth in the Company’s proxy statement dated April 4, 2014 (the “NEOs”), pursuant to the terms of the 2009 Stock Plan. The number of shares to be granted pursuant to the awards will be calculated on November 11, 2014, by dividing the dollar value for RSUs shown below by the closing price of the Company’s stock on The NASDAQ Stock Market on that date (with the per share value subject to a floor of $30), and by dividing dollar value for stock options shown below by the Black Scholes value of an option on that date (with the per share value subject to a floor of $30). The date of grant of each award will be November 11, 2014.

The non-qualified stock options have an exercise price equal to the closing price of the Company’s common stock on the date of grant. The options will vest over four years, with 1/4th of the shares subject to the option vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments thereafter over the subsequent three years. The options will have a term of ten years and are subject to additional vesting and other terms as set forth in the applicable form of stock option agreement under the 2009 Stock Plan.

The RSUs vest over four years, with 25% vesting annually on the anniversary of the grant date, subject to additional vesting and other terms that may apply as set forth in the applicable form of restricted stock unit agreement under the 2009 Stock Plan.

Also on November 5, 2014, the Committee approved certain adjustments in cash compensation for the NEOs, and established 2015 targets under the Company’s 2014 Executive Cash Incentive Plan (the “CIP”), which are expressed as a percentage of base salary and which pay out depending upon achievement of pre-determined metrics under the bonus plan. The CIP targets will apply to the Company’s 2015 fiscal year, while the base salary increases are scheduled to take effect on November 15, 2014.

Name	Position	Base Salary	2015 CIP Target as a Percent of Base Salary(1)	Stock Options ($)	Restricted Stock Units ($)
Lawrence M. Raffone	Chief Executive Officer and President	$450,000	100%	$2,700,000	$1,050,000
Raymond J. Sims	Executive Vice President, Chief Financial Officer and Chief Risk Officer	$340,000	66%	$1,020,000	$510,000
Christopher L. Jones	Executive Vice President, Investment Management and Chief Investment Officer	$405,000	175%	$1,320,000	$660,000

(1)	Pursuant to the CIP, base salary includes salary earned during the award period.

Item 7.01 Regulation FD Disclosure.

The Company’s press release announcing Mr. Maggioncalda’s intention to resign as Chief Executive Officer of the Company effective as of December 31, 2014, and the appointment of Mr. Raffone as the Company’s Chief Executive Officer and President, effective as of January 1, 2015, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer letter to Lawrence M. Raffone dated December 21, 2000 (filed as Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1, file no. 333-163581, and incorporated herein by reference).

10.2	Consulting Agreement with Jeffrey N. Maggioncalda.

99.1	Press release dated November 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2014	Financial Engines, Inc.

	By:	/s/ Raymond J. Sims
Name: Raymond J. Sims
Title: Executive Vice President, Chief Financial Officer and Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer letter to Lawrence M. Raffone dated December 21, 2000 (filed as Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1, file no. 333-163581, and incorporated herein by reference).

10.2	Consulting Agreement with Jeffrey N. Maggioncalda.

99.1	Press release dated November 6, 2014.